Exhibit 99.2
Sterling Financial Corporation
CONSOLIDATED BALANCE SHEETS

	June 30,	Mar 31,	June 30,
(in thousands, except per share amounts, unaudited)	2007	2007	2006
ASSETS:
Cash and cash equivalents	$192,401	$217,824	$116,795
Loans receivable, net	8,507,423	8,370,625	5,514,022
Loans held for sale	84,613	71,446	12,181
Investments and mortgage-backed securities (“MBS”) available for sale	1,697,424	1,782,947	1,892,983
Investments held to maturity	108,430	101,150	81,473
Office properties and equipment, net	96,361	97,629	83,185
Real estate owned, net	4,012	4,076	5,101
Goodwill, net	456,315	452,540	112,702
Other intangible assets, net	34,078	35,304	16,514
Bank owned life insurance (“BOLI”)	147,354	145,182	110,150
Prepaid expenses and other assets, net	135,236	120,898	103,066

Total assets	$11,463,647	$11,399,621	$8,048,172

LIABILITIES:
Deposits	$7,620,362	$7,574,058	$5,337,791
Advances from Federal Home Loan Bank	1,594,844	1,605,060	1,337,138
Repurchase agreements and fed funds	744,903	707,733	583,041
Other borrowings	250,074	252,230	185,874
Accrued expenses and other liabilities	131,293	146,811	90,186

Total liabilities	10,341,476	10,285,892	7,534,030

SHAREHOLDERS’ EQUITY:
Common stock	51,330	51,245	35,093
Additional paid-in capital	889,890	887,961	390,324
Accumulated comprehensive loss:
Unrealized loss on investments and MBS (1)	(44,974)	(28,795)	(59,929)
Retained earnings	225,925	203,318	148,654

Total shareholders’ equity	1,122,171	1,113,729	514,142

Total liabilities and shareholders’ equity	$11,463,647	$11,399,621	$8,048,172

Book value per share	$21.86	$21.73	$14.65
Tangible book value per share (2)	$12.31	$12.21	$10.97
Shares outstanding at end of period	51,329,826	51,245,273	35,092,842
Shareholders’ equity to total assets	9.79%	9.77%	6.39%
Tangible shareholders’ equity to tangible assets (3)	5.76%	5.74%	4.86%

(1)	Net of deferred income taxes.

(2)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by total shares outstanding.

(3)	Amount represents shareholders’ equity less net goodwill and other intangible assets divided by assets less net goodwill and other intangible assets.

Sterling Financial Corporation
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended			Six Months Ended
	June 30,	Mar 31,	June 30,	June 30,	June 30,
(in thousands, except per share amounts, unaudited)	2007	2007	2006	2007	2006
INTEREST INCOME:
Loans	$172,825	$152,763	$103,356	$325,588	$195,467
Mortgage-backed securities	19,356	20,468	22,473	39,824	45,818
Investments and cash	1,880	1,671	891	3,551	1,614

Total interest income	194,061	174,902	126,720	368,963	242,899

INTEREST EXPENSE:
Deposits	70,666	63,720	40,909	134,386	75,719
Borrowings	34,355	30,566	24,762	64,921	47,175

Total interest expense	105,021	94,286	65,671	199,307	122,894

Net interest income	89,040	80,616	61,049	169,656	120,005
Provision for losses on loans	(3,975)	(4,225)	(4,650)	(8,200)	(9,300)

Net interest income after provision	85,065	76,391	56,399	161,456	110,705

NONINTEREST INCOME:
Fees and service charges	13,694	12,192	10,615	25,886	19,694
Mortgage banking operations	9,807	8,858	2,725	18,665	4,996
Loan servicing fees	410	683	482	1,093	751
Real estate owned operations	(93)	(45)	78	(138)	385
BOLI	1,717	1,547	1,203	3,264	2,386
Other non-interest income (expense)	(757)	213	27	(544)	(165)

Total noninterest income	24,778	23,448	15,130	48,226	28,047

NONINTEREST EXPENSES:
Employee compensation and benefits	39,162	38,072	25,710	77,234	50,799
Occupancy and equipment	11,681	10,467	7,375	22,148	14,291
Amortization of core deposit intangibles	1,226	1,041	555	2,267	1,111
Other	17,822	16,089	13,349	33,911	25,028

Total noninterest expenses	69,891	65,669	46,989	135,560	91,229

Income before income taxes	39,952	34,170	24,540	74,122	47,523
Income tax provision	(12,971)	(11,249)	(7,609)	(24,220)	(15,176)

Net Income	$26,981	$22,921	$16,931	$49,902	$32,347

Earnings per share — basic	$0.53	$0.51	$0.48	$1.03	$0.92
Earnings per share — diluted	$0.52	$0.50	$0.48	$1.02	$0.92

Core earnings (1)	$27,699	$23,682	$16,931	$51,381	$32,347
Core earnings per share — basic (1)	$0.54	$0.52	$0.48	$1.07	$0.92
Core earnings per share — diluted (1)	$0.54	$0.52	$0.48	$1.05	$0.92

Weighted average shares outstanding — basic	51,189,438	45,238,924	35,077,647	48,230,619	35,012,510
Weighted average shares outstanding — diluted	51,699,098	45,833,530	35,404,364	48,776,780	35,326,837

(1)	See Exhibit A.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands, unaudited)	2007	2007	2006	2007	2006
LOAN ORIGINATIONS:
Residential real estate	$454,921	$344,617	$78,124	$799,539	$149,221
Multifamily real estate	4,650	0	1,465	4,650	1,465
Commercial real estate	1,200	11,210	36,528	12,410	70,503
Construction	735,552	534,821	462,523	1,270,372	1,026,115
Consumer — direct	113,321	63,568	103,659	176,889	182,508
Consumer — indirect	57,013	64,913	41,152	121,925	70,687
Commercial banking	339,077	259,203	316,150	598,279	612,110

Total loan origination volume	$1,705,734	$1,278,332	$1,039,601	$2,984,064	$2,112,609

PERFORMANCE RATIOS:
Return on average assets	0.94%	0.91%	0.85%	0.93%	0.83%
Return on average assets, core (1)	0.97%	0.94%	0.85%	0.96%	0.83%
Return on average shareholders’ equity	9.6%	10.3%	13.1%	9.9%	12.6%
Return on average shareholders’ equity, core (1)	9.9%	10.7%	13.1%	10.2%	12.6%
Return on average tangible equity (2)	16.9%	16.8%	17.5%	16.9%	16.9%
Operating efficiency	61.4%	63.1%	61.7%	62.2%	61.6%
Operating efficiency, core (1)	60.4%	61.9%	61.7%	61.2%	61.6%
Non interest expense to average assets (annualized)	2.45%	2.60%	2.36%	2.54%	2.35%
Average assets	$11,463,375	$10,255,943	$7,981,266	$10,782,522	$7,825,473
Average shareholders’ equity	$1,127,110	$900,987	$517,791	$1,014,673	$516,677
Average tangible equity (2)	$638,591	$553,619	$388,240	$596,729	$386,835

REGULATORY CAPITAL RATIOS:
Sterling Financial Corporation:
Tier 1 leverage (to average assets)	8.8%	9.5%	7.9%	8.8%	7.9%
Tier 1 (to risk-weighted assets)	10.0%	9.9%	9.8%	10.0%	9.8%
Total (to risk-weighted assets)	11.2%	10.9%	10.9%	11.2%	10.9%
Sterling Savings Bank:
Tier 1 leverage (to average assets)	8.7%	9.2%	7.5%	8.7%	7.5%
Tier 1 (to risk-weighted assets)	10.0%	9.8%	9.5%	10.0%	9.5%
Total (to risk-weighted assets)	11.2%	10.9%	10.5%	11.2%	10.5%

OTHER:
Sales of financial products	$28,798	$41,696	$48,449	$70,494	$74,796
FTE employees at end of period (whole numbers)	2,612	2,570	1,814	2,612	1,814

(1)	See Exhibit A.

(2)	Average tangible equity is average shareholders’ equity less average net goodwill and other intangible assets.

Sterling Financial Corporation
OTHER SELECTED FINANCIAL DATA

	June 30,	Mar 31,	June 30,
(in thousands, unaudited)	2007	2007	2006
LOANS BY COLLATERAL TYPE:
Residential real estate	$676,761	$639,326	$494,698
Multifamily real estate	234,349	248,590	264,241
Commercial real estate	1,374,218	1,401,248	801,995
Construction	2,657,972	2,515,392	1,433,305
Consumer — direct	765,217	749,183	673,483
Consumer — indirect	337,491	318,426	196,110
Commercial banking	2,579,134	2,608,482	1,720,193
Deferred loan fees, net	(18,085)	(16,185)	(11,032)
Allowance for losses on loans	(99,634)	(93,837)	(58,971)

Net loans receivable	$8,507,423	$8,370,625	$5,514,022

ALLOWANCE FOR LOSSES ON LOANS AND UNFUNDED COMMITMENTS:
Allowance — loans, beginning of quarter	$93,837	$77,849	$54,480
Acquired	2,494	12,535	0
Provision	3,975	4,225	4,650
Charge offs, net of recoveries	(671)	(832)	(544)
Transfers	(1)	60	385

Allowance — loans, end of quarter	99,634	93,837	58,971

Allowance — unfunded commitments, beginning of quarter	6,046	5,840	4,219
Acquired	0	266	0
Transfers	1	(60)	(385)

Allowance — unfunded commitments, end of quarter	6,047	6,046	3,834

Total credit allowance	$105,681	$99,883	$62,805

Net charge-offs to average net loans (annualized)	0.03%	0.04%	0.04%
Net charge-offs to average net loans (ytd)	0.02%	0.01%	0.04%
Loan loss allowance to total loans	1.16%	1.11%	1.06%
Total credit allowance to total loans	1.23%	1.18%	1.13%
Loan loss allowance to nonperforming loans (excluding loans classified as loss)	411.9%	681.4%	1357.4%
Total allowance to nonperforming loans	437.7%	725.9%	1447.2%
Nonperforming loans to net loans	0.31%	0.18%	0.10%

NONPERFORMING ASSETS:
Past 90 days due	$803	$0	$0
Nonaccrual loans	25,618	14,855	4,390
Restructured loans	0	0	904

Total nonperforming loans	26,421	14,855	5,294
REO	4,012	4,076	5,101

Total nonperforming assets (NPA)	$30,433	$18,931	$10,395

NPA to total assets	0.27%	0.17%	0.13%
Loan delinquency ratio (60 days and over)	0.33%	0.27%	0.11%
Classified assets	$95,041	$79,098	$57,075
Classified assets/total assets	0.83%	0.69%	0.71%

DEPOSITS DETAIL:
Interest-bearing transaction accounts	$490,695	$524,492	$409,296
Noninterest-bearing transaction accounts	918,393	896,506	689,423
Savings and money market demand accounts	2,132,732	2,045,493	1,476,357
Time deposits	4,078,542	4,107,567	2,762,715

Total deposits	$7,620,362	$7,574,058	$5,337,791

Number of transaction accounts (whole numbers):
Interest-bearing transaction accounts	48,558	48,949	41,903
Noninterest-bearing transaction accounts	144,878	142,938	115,852

Total transaction accounts	193,436	191,887	157,755

Sterling Financial Corporation
AVERAGE BALANCE, YIELDS AND RATES PAID

	Three Months Ended
	June 30, 2007			March 31, 2007			June 30, 2006
	Average		Average	Average		Average	Average		Average
(in thousands, unaudited)	Balance	Amount	Rate	Balance	Amount	Rate	Balance	Amount	Rate
ASSETS:
Loans:
Mortgage	$4,959,970	$99,925	8.08%	$4,558,555	$91,696	8.16%	$2,949,789	$55,561	7.55%
Commercial and consumer	3,692,248	73,028	7.93%	3,122,975	61,185	7.95%	2,525,246	47,887	7.61%

Total loans	8,652,218	172,953	8.02%	7,681,530	152,881	8.07%	5,475,035	103,448	7.58%
MBS	1,634,759	19,356	4.75%	1,719,281	20,468	4.83%	1,896,134	22,473	4.75%
Investments and cash	267,455	2,485	3.73%	257,468	2,210	3.48%	192,661	1,268	2.64%

Total interest-earning assets	10,554,432	194,794	7.40%	9,658,279	175,559	7.37%	7,563,830	127,189	6.74%

Noninterest-earning assets	908,943			597,664			417,436

Total average assets	$11,463,375			$10,255,943			$7,981,266

LIABILITIES and EQUITY:
Deposits:
Transaction	$1,379,952	780	0.23%	$1,294,108	672	0.21%	$1,069,682	409	0.15%
Savings	2,088,620	18,247	3.50%	1,928,862	16,762	3.52%	1,453,641	11,029	3.04%
Time deposits	4,061,162	51,639	5.10%	3,740,658	46,286	5.02%	2,694,370	29,471	4.39%

Total deposits	7,529,734	70,666	3.76%	6,963,628	63,720	3.71%	5,217,693	40,909	3.14%
Borrowings	2,623,002	34,355	5.25%	2,364,132	30,566	5.24%	2,157,017	24,762	4.60%

Total interest-bearing liabilities	10,152,736	105,021	4.15%	9,327,760	94,286	4.10%	7,374,710	65,671	3.57%

Noninterest-bearing liabilities	183,529			27,196			88,765

Total average liabilities	10,336,265			9,354,956			7,463,475
Total average shareholders’ equity	1,127,110			900,987			517,791

Total average liabilities and equity	$11,463,375			$10,255,943			$7,981,266

Tax equivalent net interest income and spread		$89,773	3.25%		$81,273	3.27%		$61,518	3.17%

Tax equivalent net interest margin			3.41%			3.41%			3.26%

Sterling Financial Corporation
EXHIBIT A- RECONCILIATION SCHEDULE

	Three Months Ended			Six Months Ended
	June 30,	March 31,	June 30,	June 30,	June 30,
(in thousands, unaudited)	2007	2007	2006	2007	2006
CORE EARNINGS: (1)
Net income as reported	$26,981	$22,921	$16,931	$49,902	$32,347
Add back: merger and acquisition costs, net of tax	260	761	0	1,021	0
Add back: other nonrecurring costs, net of tax	458	0	0	458	0

Core earnings	$27,699	$23,682	$16,931	$51,381	$32,347

CORE EARNINGS PER SHARE — BASIC: (1)
Earnings per share — basic, as reported	$0.53	$0.51	$0.48	$1.03	$0.92
Add back: merger and acquisition costs, net of tax	0.00	0.01	0.00	0.03	0.00
Add back: other nonrecurring costs, net of tax	0.01	0.00	0.00	0.01	0.00

Core earnings per share — basic	$0.54	$0.52	$0.48	$1.07	$0.92

CORE EARNINGS PER SHARE — DILUTED: (1)
Earnings per share — basic, as reported	$0.52	$0.50	$0.48	$1.02	$0.92
Add back: merger and acquisition costs, net of tax	0.01	0.02	0.00	0.02	0.00
Add back: other nonrecurring costs, net of tax	0.01	0.00	0.00	0.01	0.00

Core earnings per share — diluted	$0.54	$0.52	$0.48	$1.05	$0.92

RETURN ON AVERAGE ASSETS, CORE: (1)
Return on average assets, as reported	0.94%	0.91%	0.85%	0.93%	0.83%
Add back: merger and acquisition costs, net of tax	0.01%	0.03%	0.00%	0.02%	0.00%
Add back: other nonrecurring costs, net of tax	0.02%	0.00%	0.00%	0.01%	0.00%

Return on average assets, core	0.97%	0.94%	0.85%	0.96%	0.83%

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY, CORE: (1)
Return on average shareholders’ equity, as reported	9.6%	10.3%	13.1%	9.9%	12.6%
Add back: merger and acquisition costs, net of tax	0.1%	0.4%	0.0%	0.3%	0.0%
Add back: other nonrecurring costs, net of tax	0.2%	0.0%	0.0%	0.0%	0.0%

Return on average shareholders’ equity, core	9.9%	10.7%	13.1%	10.2%	12.6%

OPERATING EFFICIENCY RATIO, CORE: (1)
Operating efficiency ratio, as reported	61.4%	63.1%	61.7%	62.2%	61.6%
Subtract: merger and acquisition costs	(0.4%)	(1.2%)	0.0%	(0.7%)	0.0%
Subtract: other nonrecurring costs	(0.6%)	0.0%	0.0%	(0.3%)	0.0%

Operating efficiency ratio, core	60.4%	61.9%	61.7%	61.2%	61.6%

(1)	Core earnings per share excludes net securities gains (losses), merger and acquisition costs, and other nonrecurring costs, net of related income taxes. Core earnings is a non-GAAP financial measure. Management believes that this presentation of non-GAAP information regarding core earnings provides useful information to investors regarding the registrant’s financial condition and results of operations as core earnings are widely used for comparison purposes in the financial services industry.